UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21128

Legg Mason Partners Variable Equity Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 47th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Marc A. De Oliveira.

Franklin Templeton

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: December 31, 2020

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	December 31, 2020

CLEARBRIDGE

VARIABLE SMALL CAP GROWTH PORTFOLIO

Beginning in or after January 2021, as permitted by regulations adopted by the Securities and Exchange Commission, your insurance company may no longer send you paper copies of the Fund’s shareholder reports like this one by mail, unless you specifically request paper copies of the reports from the insurance company or your financial intermediary. Instead, the shareholder reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If your insurance company offers electronic delivery, you may elect to receive shareholder reports and other communications from them electronically by following the instructions provided by the insurance company.

You may elect to receive all future reports in paper free of charge. You can inform the insurance company that you wish to continue receiving paper copies of shareholder reports by following the instructions provided by them. Your election will apply to all Funds available under your contract with the insurance company.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Portfolio objective

The Portfolio seeks long-term growth of capital.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of ClearBridge Variable Small Cap Growth Portfolio for the twelve-month reporting period ended December 31, 2020. Please read on for a detailed look at prevailing economic and market conditions during the Portfolio’s reporting period and to learn how those conditions have affected Portfolio performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Market insights and commentaries from our portfolio managers and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

January 29, 2021

II	ClearBridge Variable Small Cap Growth Portfolio

Portfolio overview

Q. What is the Portfolio’s investment strategy?

A. The Portfolio seeks long-term growth of capital. We use a growth-oriented investment style that emphasizes small capitalization U.S. companies. In selecting individual companies for investment, some of the sought-after characteristics include:

•	Superior management teams, evidenced by experience, capital discipline and definable strategy

•	Good prospects for growth

•	Dominant position in a niche market or customers that are very large companies

•	Strong or improving financial conditions

In addition, the Portfolio may invest in companies that we believe to be emerging in new or existing markets. The Portfolio may also invest in companies we believe to be undervalued relative to their peers.

We generally use a “bottom-up” approach when selecting securities for the Portfolio. We focus on individual security selection rather than allow macro-economic considerations to strongly influence sector weights or individual security selection.

We utilize ClearBridge’s fundamental research analysts who, using their industry expertise, determine the material ESG (environmental, social and governance) factors facing both individual companies and industry sectors and engage with company management regarding the extent to which they promote best practices of such factors. ESG factors may include, but are not necessarily limited to, environmentally-friendly product initiatives, labor audits of overseas supply chains and strong corporate governance. The choice of ESG factors for any particular company reflects the specific industry.

Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities of companies with small market capitalizations and related investments. The Portfolio may invest up to 20% of its assets in equity securities of companies that are not considered to be small capitalization companies. The Portfolio may invest up to 20% of its assets at the time of investment in foreign securities, either directly or through depositary receipts. The Portfolio may also invest up to 20% of its assets in non-convertible bonds, notes and debt, when we believe that their total return potential equals or exceeds the potential return of equity securities.

Q. What were the overall market conditions during the Portfolio’s reporting period?

A. The twelve-month reporting period ended December 31, 2020 proved how little anyone can accurately predict overall macroeconomic and concurrent financial market dynamics in advance. A severe recession, with a horrific spike of the national unemployment rate to the mid-teens, was blunted by massive policy response to support incomes. The overall U.S.

ClearBridge Variable Small Cap Growth Portfolio 2020 Annual Report	1

Portfolio overview (cont’d)

market rallied remarkably, much to the surprise of many commentators and experienced investors, from a record speed bear market bottom in mid-March 2020.

The COVID-19 pandemic, barely on the U.S. horizon at the turn of the year, engulfed the country during the first quarter of 2020 with widespread mobility restrictions, the best-known tactic to battle the invisible foe. While the trend of COVID-19 importantly buffeted markets and management actions during the period, the movement for social justice and improved economic equality was the bigger pivot that emerged during the second quarter of 2020.

The overall market delivered solid gains for the twelve-month reporting period, with the S&P 500 Indexi rising 18.40%. Performance favored growth and large caps for most of the reporting period, but leadership swung to small caps and more cyclical following positive initial results of COVID-19 vaccine trials in early November 2020, with the small cap Russell 2000 Indexii finishing up 19.96% for the reporting period. Despite a late rally for value, growth stocks outperformed by 30 percentage points as measured by the benchmark Russell 2000 Growth Indexiii (+34.63%) versus the Russell 2000 Value Indexiv (+4.63%). Various custom indexes and structured offerings highlight the stark performance difference between “work-from-home (“WFH”) stocks,” “stay-at-home stocks,” “initial reopening stocks” and more secularly challenged businesses.

Health Care (+48.25%) was the best performing sector for the reporting period, followed closely by Information Technology (“IT”) (+44.40%), while Industrials (+35.65%) also outperformed. Consumer Discretionary (+32.52%) lagged the benchmark by a minimal amount. The worst performer was Energy (-33.78%), and Utilities (+8.42%), Materials (+6.52%) and Real Estate (+7.54%) underperformed by large margins.

The overall market moved into positive territory despite earnings during the second quarter of 2020 declining by roughly one third. While earnings are expected by many to be lower year over year for the next two quarters, the gradient is positive and underwritten by GDPv, which increased by 33% sequentially versus the second quarter of 2020.

Q. How did we respond to these changing market conditions?

A. A coterie of companies with products and services either advantaged or accelerated by the COVID-19 shutdowns and likely long-term evolutions of WFH policies were stellar stock market performers as near-term earnings and growth prospects accelerated. About 20% of the Portfolio’s assets fall into this category. Examples include IT providers Wix.com Ltd. and HubSpot Inc., Bandwidth Inc. in Communication Services, BJ’s Wholesale Club Holdings Inc. in Consumer Staples and Chegg Inc. in Consumer Discretionary sector.

Overall, portfolio companies have adapted rapidly to protect their employees’ safety, serve their clients, thoughtfully address their community responsibilities, and ensure their capital adequacy. The vibrancy of the economic recovery will depend on the reabsorption of furloughed workers, with the unemployment rate improving from a pandemic high of 14.7% in April 2020 to 6.9% by the end of October 2020.

2	ClearBridge Variable Small Cap Growth Portfolio 2020 Annual Report

During the reporting period, we made twenty-three new investments. The positions are, in some cases, modest and we are planning to increase them over time assuming continued good execution of the business case. As always, we look for i) businesses with growing and large opportunities, ii) self-financing capital structures and iii) managements with well-defined strategies to expand the business and benefit shareholders.

The sectoral outperformance of Health Care during 2020 and its increase to more than 35% of the benchmark during the June Russell rebalance led us to concentrate on new Health Care exposures, adding eleven positions. Examples include Ultragenyx Co., a rare disease biotechnology company with a commercial product and a number of other compounds in development, as well as gene replacement therapies; iRhythm Technologies Inc., part of the new breed of digital health care providers reimagining the way heart arrythmias are diagnosed, as well as Biohaven Pharmaceutical Holding Company Ltd., which markets an interventional oral medication for acute migraine relief and has developmental programs for migraine relief with a nasal spray as well as using for prevention.

The year 2020 was a banner one for capital market activity with initial public offerings (“IPOs”) coming fast and furious. We participated in nine IPOs, eight of which remained in the Portfolio at period end. Examples include Shift4 Payments LLC, an integrated payments software and processor that enables merchants to cope effectively with the multiplicity of customer interactions and differing customer access requirements.; Vroom Inc., an online auto retailer/marketplace led by management with deep domain expertise in the digital marketing and automotive worlds; and Jamf.com, a cloud software platform focused on management of Apple Inc. devices in enterprises and educational use. We also made three private placement investments in Brain Corp. and Paycor in the IT sector, as well as Caris Life Sciences Inc. in the Health Care sector.

Performance review

For the twelve months ended December 31, 2020, Class I shares of ClearBridge Variable Small Cap Growth Portfolio1 returned 43.26%. The Portfolio’s unmanaged benchmark, the Russell 2000 Growth Index, returned 34.63% for the same period. The Lipper Variable Small Cap Growth Funds Category Averagevi returned 39.46% over the same time frame.

Performance Snapshot as of December 31, 2020 (unaudited)
	6 months	12 months
ClearBridge Variable Small Cap Growth Portfolio:
Class I	35.67%	43.26%
Class II	35.53%	42.91%
Russell 2000 Growth Index	38.88%	34.63%
Lipper Variable Small-Cap Growth Funds Category Average	38.59%	39.46%

[1]

The Portfolio is an underlying investment option of various variable annuity and variable life insurance products. The Portfolio’s performance returns do not reflect the deduction of expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as fees, account charges and surrender charges, which, if reflected, would reduce the performance of the Portfolio. Past performance is no guarantee of future results.

ClearBridge Variable Small Cap Growth Portfolio 2020 Annual Report	3

Portfolio overview (cont’d)

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Portfolio expenses. Performance figures for periods shorter than one year represent cumulative figures are not annualized.

Portfolio performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Portfolio’s current prospectus dated May 1, 2020, the gross total annual fund operating expense ratios for Class I and Class II shares were 0.81% and 1.06%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Portfolio expense ratios are more likely to increase when markets are volatile.

Q. What were the leading contributors to performance?

A. On an absolute basis, the Portfolio had positive performance in nine of the ten economic sectors in which it was invested for the reporting period (out of eleven economic sectors in total). The leading contributors came from the IT and Health Care sectors.

Relative to the benchmark, overall stock selection contributed to performance for the reporting period. In particular, stock selection in the IT sector was the primary driver of results. Stock selection in Communication Services, Financials, Real Estate and Consumer Discretionary sectors, an overweight to the IT sector and an underweight to the Real Estate sector also had positive impacts on relative performance.

In terms of individual holdings, leading contributors to performance for the reporting period included positions in Chegg Inc. in the Consumer Discretionary sector, Wix.com Ltd., Inphi Corp. and Monolithic Power Systems Inc. in the IT sector and Trex Company Inc. in the Industrials sector.

Q. What were the leading detractors from performance?

A. Relative to the benchmark, overall sector allocation detracted from performance for the reporting period. In particular, an underweight to the Health Care sector, an overweight to the Energy sector, as well as stock selection in the Health Care sector were the primary detractors from returns.

In terms of individual holdings, the leading detractors from performance for the reporting period included Portfolio positions in Cornerstone OnDemand Inc. in the IT sector, Monro Inc. and Hudson Ltd. in the Consumer Discretionary sector, US Ecology Inc. in the Industrials sector, as well as Glaukos Corp.in the Health Care sector.

4	ClearBridge Variable Small Cap Growth Portfolio 2020 Annual Report

Q. Were there any significant changes to the Portfolio during the reporting period?

A. There were a number of positions bought and sold over the course of the period. Among the largest, we initiated positions in CareDx, Inc., Omnicell Inc., iRhythm Technologies Inc. and Ultragenyx Pharmaceutical Inc. in the Health Care sector and RBC Bearings Inc. in the Industrials sector. The Portfolio also closed fourteen positions during the reporting period with the largest sales being Copart Inc. in the Industrials sector, CarGurus Inc. in the Communication Services sector, Shutterstock Inc. in the Consumer Discretionary sector, as well as DocuSign Inc. and ForeScout Technologies Inc. in the IT sector.

Thank you for your investment in ClearBridge Variable Small Cap Growth Portfolio. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Portfolio’s investment goals.

Sincerely,

Jeffrey J. Russell, CFA

Portfolio Manager

ClearBridge Investments, LLC

Aram E. Green

Portfolio Manager

ClearBridge Investments, LLC

January 17, 2021

RISKS: Equity securities are subject to price and market fluctuations. Investments in small-capitalization companies may involve a higher degree of risk and volatility than investments in larger, more established companies. Investments in foreign securities are subject to certain risks of overseas investing, including currency fluctuations and changes in social, political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets. Emerging market countries tend to have economic, political and legal systems that are less developed and are less stable than those of more developed countries. The Portfolio may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Portfolio performance. Please see the Portfolio’s prospectus for a more complete discussion of these and other risks and the Portfolio’s investment strategies.

Portfolio holdings and breakdowns are as of December 31, 2020 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Portfolio’s top ten

ClearBridge Variable Small Cap Growth Portfolio 2020 Annual Report	5

Portfolio overview (cont’d)

holdings (as a percentage of net assets) as of December 31, 2020 were: Trex Co. Inc. (3.6%), Chegg Inc. (3.0%), Monolithic Power Systems Inc. (2.7%), HubSpot Inc. (2.4%), Fox Factory Holding Corp. (2.4%), National Vision Holdings Inc. (2.4%), Varonis Systems Inc. (2.2%), ICON PLC (2.2%), BJ’s Wholesale Club Holdings Inc. (2.1%) and Trupanion Inc. (2.1%). Please refer to pages 12 through 16 for a list and percentage breakdown of the Portfolio’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Portfolio’s top five sector holdings (as a percentage of net assets) as of December 31, 2020 were: Information Technology (28.9%), Health Care (27.4%), Industrials (15.5%), Consumer Discretionary (9.8%) and Financials (6.1%). The Portfolio’s composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	The S&P 500 Index is an unmanaged index of the stocks of 500 leading companies, and is generally representative of the performance of larger companies in the U.S.

ii

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

iii

The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities).

iv	The Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.

[v]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

vi

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2020, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 97 funds for the six-month period and among the 96 funds for the twelve-month period in the Portfolio’s Lipper category.

6	ClearBridge Variable Small Cap Growth Portfolio 2020 Annual Report

Portfolio at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Portfolio’s investments as of December 31, 2020 and December 31, 2019. The Portfolio is actively managed. As a result, the composition of the Portfolio’s investments is subject to change at any time.

ClearBridge Variable Small Cap Growth Portfolio 2020 Annual Report	7

Portfolio expenses (unaudited)

Example

As a shareholder of the Portfolio, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other funds.

This example is based on an investment of $1,000 invested on July 1, 2020 and held for the six months ended December 31, 2020.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare the 5.00% hypothetical example relating to the Portfolio with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class I	35.67%	$1,000.00	$1,356.70	0.81%	$4.80	Class I	5.00%	$1,000.00	$1,021.06	0.81%	$4.12
Class II	35.53	1,000.00	1,355.30	1.06	6.28	Class II	5.00	1,000.00	1,019.81	1.06	5.38

8	ClearBridge Variable Small Cap Growth Portfolio 2020 Annual Report

[1]	For the six months ended December 31, 2020.
[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Total returns do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 366.

ClearBridge Variable Small Cap Growth Portfolio 2020 Annual Report	9

Portfolio performance (unaudited)

Average annual total returns[1]
	Class I	Class II
Twelve Months Ended 12/31/20	43.26%	42.91%
Five Years Ended 12/31/20	19.84	19.54
Ten Years Ended 12/31/20	15.92	15.59

Cumulative total returns[1]
Class I (12/31/10 through 12/31/20)	338.03%
Class II (12/31/10 through 12/31/20)	325.85

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value.

10	ClearBridge Variable Small Cap Growth Portfolio 2020 Annual Report

Historical performance

Value of $10,000 invested in

Class I Shares of ClearBridge Variable Small Cap Growth Portfolio vs Russell 2000 Growth Index† — December 2010 - December 2020

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $10,000 invested in Class I shares of ClearBridge Variable Small Cap Growth Portfolio on December 31, 2010, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2020. The hypothetical illustration also assumes a $10,000 investment in the Russell 2000 Growth Index. The Russell 2000 Growth Index (the “Index”) measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 Index companies with higher price-to-value ratios and higher forecasted growth values. The Index is unmanaged and is not subject to the same management and trading expenses as a fund. Please note that an investor cannot invest directly in an index. The performance of the Portfolio’s other class may be greater or less than the Class I shares’ performance indicated on this chart, depending on whether greater or lesser fees were incurred by shareholders investing in the other class.

ClearBridge Variable Small Cap Growth Portfolio 2020 Annual Report	11

Schedule of investments

December 31, 2020

  ClearBridge Variable Small Cap Growth Portfolio

Security	Shares	Value
Common Stocks — 99.1%
Communication Services — 3.1%
Diversified Telecommunication Services — 3.1%
Bandwidth Inc., Class A Shares	62,340	$ 9,579,788	*
Iridium Communications Inc.	146,504	5,761,270	*
Total Communication Services		15,341,058
Consumer Discretionary — 9.8%
Auto Components — 2.4%
Fox Factory Holding Corp.	113,069	11,952,524	*
Distributors — 0.8%
Core-Mark Holding Co. Inc.	145,404	4,270,516
Diversified Consumer Services — 3.0%
Chegg Inc.	168,383	15,210,036	*
Specialty Retail — 3.6%
Monro Inc.	87,419	4,659,433
National Vision Holdings Inc.	262,842	11,904,114	*
Vroom Inc.	38,930	1,594,962	*
Total Specialty Retail		18,158,509
Total Consumer Discretionary		49,591,585
Consumer Staples — 5.7%
Food & Staples Retailing — 4.2%
BJ’s Wholesale Club Holdings Inc.	286,613	10,684,932	*
Casey’s General Stores Inc.	45,053	8,047,367
Grocery Outlet Holding Corp.	62,995	2,472,554	*
Total Food & Staples Retailing		21,204,853
Food Products — 1.5%
Calavo Growers Inc.	50,470	3,504,132
Hain Celestial Group Inc.	105,181	4,223,017	*
Total Food Products		7,727,149
Total Consumer Staples		28,932,002
Energy — 0.9%
Energy Equipment & Services — 0.9%
Cactus Inc., Class A Shares	95,856	2,498,966
ChampionX Corp.	85,740	1,311,822	*
Newpark Resources Inc.	326,140	626,189	*
Total Energy		4,436,977
Financials — 6.1%
Banks — 1.4%
Western Alliance Bancorp	113,674	6,814,756

See Notes to Financial Statements.

12	ClearBridge Variable Small Cap Growth Portfolio 2020 Annual Report

  ClearBridge Variable Small Cap Growth Portfolio

Security	Shares	Value
Capital Markets — 1.8%
Hamilton Lane Inc., Class A Shares	48,229	$ 3,764,273
PJT Partners Inc., Class A Shares	71,120	5,351,780
Total Capital Markets		9,116,053
Insurance — 2.9%
American Equity Investment Life Holding Co.	161,992	4,480,699
Trupanion Inc.	86,804	10,391,307	*
Total Insurance		14,872,006
Total Financials		30,802,815
Health Care — 27.4%
Biotechnology — 6.6%
Amicus Therapeutics Inc.	225,548	5,207,903	*
Biohaven Pharmaceutical Holding Co. Ltd.	41,815	3,583,964	*
CareDx Inc.	83,908	6,079,135	*
Heron Therapeutics Inc.	278,688	5,898,431	*
Invitae Corp.	165,630	6,924,990	*
Ultragenyx Pharmaceutical Inc.	40,228	5,568,762	*
Total Biotechnology		33,263,185
Health Care Equipment & Supplies — 8.7%
CryoPort Inc.	76,775	3,368,887	*
Insulet Corp.	38,452	9,829,485	*
Integra LifeSciences Holdings Corp.	148,117	9,615,756	*
iRhythm Technologies Inc.	24,713	5,862,171	*
Penumbra Inc.	58,348	10,210,900	*
Silk Road Medical Inc.	79,030	4,977,309	*
Total Health Care Equipment & Supplies		43,864,508
Health Care Providers & Services — 2.9%
Progyny Inc.	199,090	8,439,425	*
Surgery Partners Inc.	208,506	6,048,759	*
Total Health Care Providers & Services		14,488,184
Health Care Technology — 3.7%
American Well Corp., Class A Shares	5,170	130,956	*
Certara Inc.	66,660	2,247,775	*
Health Catalyst Inc.	112,725	4,906,920	*
Omnicell Inc.	48,853	5,863,337	*
Vocera Communications Inc.	130,640	5,425,479	*
Total Health Care Technology		18,574,467
Life Sciences Tools & Services — 4.3%
ICON PLC	56,235	10,964,700	*

See Notes to Financial Statements.

ClearBridge Variable Small Cap Growth Portfolio 2020 Annual Report	13

Schedule of investments (cont’d)

December 31, 2020

  ClearBridge Variable Small Cap Growth Portfolio

Security	Shares	Value
Life Sciences Tools & Services — continued
Quanterix Corp.	22,095	$ 1,027,418	*
Syneos Health Inc.	143,919	9,805,201	*
Total Life Sciences Tools & Services		21,797,319
Pharmaceuticals — 1.2%
Caris Life Sciences Inc.	183,481	506,407	*(a)(b)(c)
Pacira BioSciences Inc.	90,602	5,421,624	*
Total Pharmaceuticals		5,928,031
Total Health Care		137,915,694
Industrials — 15.5%
Aerospace & Defense — 1.2%
Aerojet Rocketdyne Holdings Inc.	113,849	6,016,920	*
Air Freight & Logistics — 3.1%
Forward Air Corp.	82,722	6,356,358
XPO Logistics Inc.	75,780	9,032,976	*
Total Air Freight & Logistics		15,389,334
Building Products — 4.9%
Masonite International Corp.	66,690	6,558,295	*
Trex Co. Inc.	219,764	18,398,642	*
Total Building Products		24,956,937
Commercial Services & Supplies — 0.6%
US Ecology Inc.	79,949	2,904,547
Electrical Equipment — 0.9%
Bloom Energy Corp., Class A Shares	165,360	4,739,218	*
Machinery — 3.7%
Albany International Corp., Class A Shares	40,980	3,008,752
Hydrofarm Holdings Group Inc.	25,740	1,353,409	*
IDEX Corp.	18,000	3,585,600
RBC Bearings Inc.	33,172	5,939,115	*
Tennant Co.	64,867	4,551,717
Total Machinery		18,438,593
Trading Companies & Distributors — 1.1%
H&E Equipment Services Inc.	158,422	4,722,560
MRC Global Inc.	123,171	816,623	*
Total Trading Companies & Distributors		5,539,183
Total Industrials		77,984,732
Information Technology — 28.9%
Communications Equipment — 0.8%
Viavi Solutions Inc.	274,578	4,111,806	*
Electronic Equipment, Instruments & Components — 1.3%
Brain Corp.	170,237	922,685	*(a)(b)(c)

See Notes to Financial Statements.

14	ClearBridge Variable Small Cap Growth Portfolio 2020 Annual Report

  ClearBridge Variable Small Cap Growth Portfolio

Security	Shares	Value
Electronic Equipment, Instruments & Components — continued
nLIGHT Inc.	85,180	$ 2,781,127	*
OSI Systems Inc.	30,643	2,856,540	*
Total Electronic Equipment, Instruments & Components		6,560,352
IT Services — 3.2%
Cardtronics PLC, Class A Shares	76,435	2,698,156	*
Shift4 Payments Inc., Class A Shares	52,716	3,974,786	*
Wix.com Ltd.	37,688	9,420,492	*
Total IT Services		16,093,434
Semiconductors & Semiconductor Equipment — 7.4%
Allegro MicroSystems Inc.	91,710	2,444,989	*
Brooks Automation Inc.	71,983	4,884,046
Inphi Corp.	62,357	10,006,428	*
Lattice Semiconductor Corp.	140,950	6,458,329	*
Monolithic Power Systems Inc.	37,470	13,722,638
Total Semiconductors & Semiconductor Equipment		37,516,430
Software — 16.2%
Aspen Technology Inc.	62,163	8,096,731	*
Cornerstone OnDemand Inc.	153,516	6,760,845	*
Envestnet Inc.	80,644	6,636,195	*
HubSpot Inc.	30,629	12,142,561	*
Jamf Holding Corp.	63,622	1,903,570	*
Model N Inc.	113,575	4,052,356	*
New Relic Inc.	73,668	4,817,887	*
PagerDuty Inc.	190,650	7,950,105	*
Paycor Inc.	48	1,680,000	*(a)(c)
Qualys Inc.	72,116	8,788,777	*
Smartsheet Inc., Class A Shares	50,290	3,484,594	*
Varonis Systems Inc.	67,399	11,027,150	*
Yext Inc.	265,124	4,167,749	*
Total Software		81,508,520
Total Information Technology		145,790,542
Materials — 0.9%
Chemicals — 0.9%
Balchem Corp.	39,666	4,570,316
Real Estate — 0.8%
Real Estate Management & Development — 0.8%
Redfin Corp.	58,204	3,994,541	*
Total Investments before Short-Term Investments (Cost — $241,936,312)		499,360,262

See Notes to Financial Statements.

ClearBridge Variable Small Cap Growth Portfolio 2020 Annual Report	15

Schedule of investments (cont’d)

December 31, 2020

  ClearBridge Variable Small Cap Growth Portfolio

Security	Rate	Shares	Value
Short-Term Investments — 0.6%
JPMorgan 100% U.S. Treasury Securities Money Market Fund, Institutional Class	0.006%	2,597,173	$ 2,597,173
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	0.010%	649,293	649,293	(d)
Total Short-Term Investments (Cost — $3,246,466)			3,246,466
Total Investments — 99.7% (Cost — $245,182,778)			502,606,728
Other Assets in Excess of Liabilities — 0.3%			1,573,394
Total Net Assets — 100.0%			$504,180,122

*	Non-income producing security.

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (Note 1).

(b)	Security is valued using significant unobservable inputs (Note 1).

(c)	Restricted security (Note 9).

(d)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Portfolio ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control with the Portfolio. At December 31, 2020, the total market value of investments in Affiliated Companies was $649,293 and the cost was $649,293 (Note 8).

See Notes to Financial Statements.

16	ClearBridge Variable Small Cap Growth Portfolio 2020 Annual Report

Statement of assets and liabilities

December 31, 2020

Assets:
Investments in unaffiliated securities, at value (Cost — $244,533,485)	$501,957,435
Investments in affiliated securities, at value (Cost — $649,293)	649,293
Receivable for Portfolio shares sold	2,207,701
Dividends and interest receivable	64,090
Prepaid expenses	3,586
Total Assets	504,882,105

Liabilities:
Investment management fee payable	310,946
Payable for Portfolio shares repurchased	305,763
Service and/or distribution fees payable	31,204
Trustees’ fees payable	4,257
Accrued expenses	49,813
Total Liabilities	701,983
Total Net Assets	$504,180,122

Net Assets:
Par value (Note 7)	$140
Paid-in capital in excess of par value	236,699,848
Total distributable earnings (loss)	267,480,134
Total Net Assets	$504,180,122

Net Assets:
Class I	$350,908,003
Class II	$153,272,119

Shares Outstanding:
Class I	9,586,439
Class II	4,447,834

Net Asset Value:
Class I	$36.60
Class II	$34.46

See Notes to Financial Statements.

ClearBridge Variable Small Cap Growth Portfolio 2020 Annual Report	17

Statement of operations

For the Year Ended December 31, 2020

Investment Income:
Dividends	$1,144,947
Interest from unaffiliated investments	6,790
Interest from affiliated investments	1,614
Total Investment Income	1,153,351

Expenses:
Investment management fee (Note 2)	2,895,614
Service and/or distribution fees (Notes 2 and 5)	279,608
Fund accounting fees	70,998
Shareholder reports	57,423
Legal fees	34,806
Audit and tax fees	32,927
Trustees’ fees	27,801
Custody fees	7,260
Insurance	5,315
Transfer agent fees (Note 5)	4,892
Interest expense	1,767
Miscellaneous expenses	4,240
Total Expenses	3,422,651
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(2,431)
Net Expenses	3,420,220
Net Investment Loss	(2,266,869)

Realized and Unrealized Gain on Investments and Written Options (Notes 1, 3 and 4):
Net Realized Gain From:
Investment transactions in unaffiliated securities	40,151,885
Written options	256,407
Net Realized Gain	40,408,292
Change in Net Unrealized Appreciation (Depreciation) From Unaffiliated Investments	111,107,301
Net Gain on Investments and Written Options	151,515,593
Increase in Net Assets From Operations	$149,248,724

See Notes to Financial Statements.

18	ClearBridge Variable Small Cap Growth Portfolio 2020 Annual Report

Statements of changes in net assets

For the Years Ended December 31,	2020	2019

Operations:
Net investment loss	$(2,266,869)	$(1,955,617)
Net realized gain	40,408,292	30,236,714
Change in net unrealized appreciation (depreciation)	111,107,301	50,680,063
Increase in Net Assets From Operations	149,248,724	78,961,160

Distributions to Shareholders From (Notes 1 and 6):
Total distributable earnings	(34,388,112)	(34,303,056)
Decrease in Net Assets From Distributions to Shareholders	(34,388,112)	(34,303,056)

Portfolio Share Transactions (Note 7):
Net proceeds from sale of shares	108,706,937	83,034,209
Reinvestment of distributions	34,388,112	34,303,056
Cost of shares repurchased	(125,951,630)	(90,479,872)
Increase in Net Assets From Portfolio Share Transactions	17,143,419	26,857,393
Increase in Net Assets	132,004,031	71,515,497

Net Assets:
Beginning of year	372,176,091	300,660,594
End of year	$504,180,122	$372,176,091

See Notes to Financial Statements.

ClearBridge Variable Small Cap Growth Portfolio 2020 Annual Report	19

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class I Shares[1]	2020	2019	2018	2017	2016

Net asset value, beginning of year	$27.54	$23.88	$25.94	$21.31	$20.95

Income (loss) from operations:
Net investment loss	(0.15)	(0.14)	(0.13)	(0.11)	(0.08)
Net realized and unrealized gain	11.83	6.50	1.16	5.28	1.27
Total income from operations	11.68	6.36	1.03	5.17	1.19

Less distributions from:
Net realized gains	(2.62)	(2.70)	(3.09)	(0.54)	(0.83)
Total distributions	(2.62)	(2.70)	(3.09)	(0.54)	(0.83)

Net asset value, end of year	$36.60	$27.54	$23.88	$25.94	$21.31
Total return[2]	43.26%	26.87%	3.44%	24.26%	5.80%

Net assets, end of year (millions)	$351	$267	$229	$238	$213

Ratios to average net assets:
Gross expenses	0.81%	0.81%	0.82%	0.82%	0.83%
Net expenses[3]	0.81 [4]	0.81 [4]	0.82	0.82	0.83
Net investment loss	(0.52)	(0.49)	(0.46)	(0.47)	(0.41)

Portfolio turnover rate	21%	21%	25%	20%	13%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.00%. This expense limitation arrangement cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Portfolio’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[4]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

20	ClearBridge Variable Small Cap Growth Portfolio 2020 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class II Shares[1]	2020	2019	2018	2017	2016

Net asset value, beginning of year	$26.11	$22.81	$24.96	$20.58	$20.31

Income (loss) from operations:
Net investment loss	(0.21)	(0.20)	(0.20)	(0.16)	(0.13)
Net realized and unrealized gain	11.18	6.20	1.14	5.08	1.23
Total income from operations	10.97	6.00	0.94	4.92	1.10

Less distributions from:
Net realized gains	(2.62)	(2.70)	(3.09)	(0.54)	(0.83)
Total distributions	(2.62)	(2.70)	(3.09)	(0.54)	(0.83)

Net asset value, end of year	$34.46	$26.11	$22.81	$24.96	$20.58
Total return[2]	42.91%	26.55%	3.21%	23.91%	5.54%

Net assets, end of year (000s)	$153,272	$104,852	$72,147	$61,094	$30,610

Ratios to average net assets:
Gross expenses	1.06%	1.06%	1.07%	1.07%	1.08%
Net expenses[3]	1.06 [4]	1.06 [4]	1.07	1.07	1.08
Net investment loss	(0.76)	(0.74)	(0.70)	(0.71)	(0.66)

Portfolio turnover rate	21%	21%	25%	20%	13%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class II shares did not exceed 1.25%. This expense limitation arrangement cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Portfolio’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[4]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

ClearBridge Variable Small Cap Growth Portfolio 2020 Annual Report	21

Notes to financial statements

1. Organization and significant accounting policies

ClearBridge Variable Small Cap Growth Portfolio (the “Portfolio”) is a separate diversified investment series of Legg Mason Partners Variable Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Shares of the Portfolio may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies or through eligible pension or other qualified plans.

The following are significant accounting policies consistently followed by the Portfolio and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Portfolio holds securities or other assets that are denominated in a foreign currency, the Portfolio will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Portfolio calculates its net asset value, the Portfolio values these securities as determined in accordance with procedures approved by the Portfolio’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation

22	ClearBridge Variable Small Cap Growth Portfolio 2020 Annual Report

Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Portfolio’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Portfolio, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Portfolio uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

ClearBridge Variable Small Cap Growth Portfolio 2020 Annual Report	23

Notes to financial statements (cont’d)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Portfolio’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-Term Investments†:
Common Stocks:
Health Care	$137,409,287	—	$506,407	$137,915,694
Information Technology	143,187,857	$1,680,000	922,685	145,790,542
Other Common Stocks	215,654,026	—	—	215,654,026
Total Long-Term Investments	496,251,170	1,680,000	1,429,092	499,360,262
Short-Term Investments†	3,246,466	—	—	3,246,466
Total Investments	$499,497,636	$1,680,000	$1,429,092	$502,606,728

†	See Schedule of Investments for additional detailed categorizations.

(b) Written options. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Portfolio’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Portfolio from the exercise of the written put option to form the Portfolio’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Portfolio.

24	ClearBridge Variable Small Cap Growth Portfolio 2020 Annual Report

The risk in writing a covered call option is that the Portfolio may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Portfolio is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Foreign investment risks. The Portfolio’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(d) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Portfolio may invest in certain securities or engage in other transactions, where the Portfolio is exposed to counterparty credit risk in addition to broader market risks. The Portfolio may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Portfolio’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Portfolio to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Portfolio since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Portfolio has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter (“OTC”) derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit

ClearBridge Variable Small Cap Growth Portfolio 2020 Annual Report	25

Notes to financial statements (cont’d)

related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Portfolio’s net assets or net asset value per share over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for OTC traded derivatives. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of December 31, 2020, the Portfolio did not have any open OTC derivative transactions with credit related contingent features in a net liability position.

(e) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Portfolio determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Portfolio may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(f) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Portfolio are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Portfolio

26	ClearBridge Variable Small Cap Growth Portfolio 2020 Annual Report

on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(h) Compensating balance arrangements. The Portfolio has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Portfolio’s cash on deposit with the bank.

(i) Federal and other taxes. It is the Portfolio’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Portfolio’s financial statements.

Management has analyzed the Portfolio’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2020, no provision for income tax is required in the Portfolio’s financial statements. The Portfolio’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(j) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Total Distributable Earnings (Loss)	Paid-in Capital
(a)	$2,164,096	$(2,164,096)

(a)	Reclassifications are due to a tax net operating loss.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Portfolio’s investment manager and ClearBridge Investments, LLC (“ClearBridge”) is the Portfolio’s subadviser. Western Asset Management Company, LLC (“Western Asset”) manages the portion of the Portfolio’s cash and short-term instruments allocated to it. As of July 31, 2020, LMPFA, ClearBridge and Western Asset are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”). Prior to July 31, 2020, LMPFA, ClearBridge and Western Asset were wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). As of July 31, 2020, Legg Mason is a subsidiary of Franklin Resources.

Under the investment management agreement, the Portfolio pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.75% of the Portfolio’s average daily net assets.

ClearBridge Variable Small Cap Growth Portfolio 2020 Annual Report	27

Notes to financial statements (cont’d)

LMPFA provides administrative and certain oversight services to the Portfolio. LMPFA delegates to the subadviser the day-to-day portfolio management of the Portfolio, except for the management of the portion of the Portfolio’s cash and short-term instruments allocated to Western Asset. For its services, LMPFA pays ClearBridge a fee monthly, at an annual rate equal to 70% of the net management fee it receives from the Portfolio. For Western Asset’s services to the Portfolio, LMPFA pays Western Asset monthly 0.02% of the portion of the Portfolio’s average daily net assets that are allocated to Western Asset by LMPFA.

As a result of expense limitation arrangements between the Portfolio and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I and Class II shares did not exceed 1.00% and 1.25%, respectively. These expense limitation arrangements cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Portfolio’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund (the “affiliated money market fund waiver”). The affiliated money market fund waiver is not subject to the recapture provision discussed below.

During the year ended December 31, 2020, fees waived and/or expenses reimbursed amounted to $2,431, which included an affiliated money market fund waiver of $359.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual fund operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Portfolio, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”) serves as the Portfolio’s sole and exclusive distributor. As of July 31, 2020, LMIS is an indirect, wholly-owned broker-dealer subsidiary of Franklin Resources. Prior to July 31, 2020, LMIS was a wholly-owned broker-dealer subsidiary of Legg Mason.

As of July 31, 2020, all officers and one Trustee of the Trust are employees of Franklin Resources or its affiliates and do not receive compensation from the Trust. Prior to July 31, 2020, all officers and one Trustee of the Trust were employees of Legg Mason and did not receive compensation from the Trust.

28	ClearBridge Variable Small Cap Growth Portfolio 2020 Annual Report

3. Investments

During the year ended December 31, 2020, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$81,132,024
Sales	103,066,481

At December 31, 2020, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Securities	$245,627,868	$263,644,196	$(6,665,336)	$256,978,860

4. Derivative instruments and hedging activities

At December 31, 2020, the Portfolio did not have any derivative instruments outstanding.

The following table provides information about the effect of derivatives and hedging activities on the Portfolio’s Statement of Operations for the year ended December 31, 2020. The table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Equity Risk
Written options	$256,407

During the year ended December 31, 2020, the volume of derivative activity for the Portfolio was as follows:

Average Market Value
Written options†	$16,593

†	At December 31, 2020, there were no open positions held in this derivative.

5. Class specific expenses, waivers and/or expense reimbursements

The Portfolio has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Portfolio pays service and/or distribution fees with respect to its Class II shares calculated at the annual rate of 0.25% of the average daily net assets of the class. Service and/or distribution fees are accrued daily and paid monthly.

ClearBridge Variable Small Cap Growth Portfolio 2020 Annual Report	29

Notes to financial statements (cont’d)

For the year ended December 31, 2020, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class I	—	$3,221
Class II	$279,608	1,671
Total	$279,608	$4,892

For the year ended December 31, 2020, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class I	$1,786
Class II	645
Total	$2,431

6. Distributions to shareholders by class

	Year Ended December 31, 2020	Year Ended December 31, 2019
Net Realized Gains:
Class I	$23,717,948	$24,582,028
Class II	10,670,164	9,721,028
Total	$34,388,112	$34,303,056

7. Shares of beneficial interest

At December 31, 2020, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Portfolio has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended December 31, 2020		Year Ended December 31, 2019
	Shares	Amount	Shares	Amount
Class I
Shares sold	1,725,895	$51,545,470	1,110,587	$30,721,367
Shares issued on reinvestment	699,714	23,717,948	895,671	24,582,028
Shares repurchased	(2,546,827)	(74,716,981)	(1,868,675)	(51,689,634)
Net increase (decrease)	(121,218)	$546,437	137,583	$3,613,761

30	ClearBridge Variable Small Cap Growth Portfolio 2020 Annual Report

	Year Ended December 31, 2020		Year Ended December 31, 2019
	Shares	Amount	Shares	Amount
Class II
Shares sold	2,078,176	$57,161,467	1,966,451	$52,312,842
Shares issued on reinvestment	333,734	10,670,164	373,647	9,721,028
Shares repurchased	(1,980,539)	(51,234,649)	(1,487,230)	(38,790,238)
Net increase	431,371	$16,596,982	852,868	$23,243,632

8. Transactions with affiliated company

As defined by the 1940 Act, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Portfolio. The following company was considered an affiliated company for all or some portion of the year ended December 31, 2020. The following transactions were effected in such company for the year ended December 31, 2020.

	Affiliate Value at December 31, 2019	Purchased		Sold
		Cost	Shares	Cost	Shares
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	$547,442	$14,439,807	14,439,807	$14,337,956	14,337,956

(cont’d)	Realized Gain (Loss)	Interest Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at December 31, 2020
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	—	$1,614	—	$649,293

9. Restricted securities

The following Portfolio investments are restricted as to resale and, in the absence of readily ascertainable market values, are valued in good faith in accordance with procedures approved by the Board of Trustees.

Security	Number of Shares	Acquisition Date	Cost	Fair Value at 12/31/2020	Value Per Share	Percent of Net Assets
Brain Corp.	170,237	4/20	$898,086	$922,685	$5.42	0.18%
Caris Life Sciences Inc.	183,481	10/20	506,407	506,407	2.76	0.10
Paycor Inc.	48	12/20	1,680,000	1,680,000	35,000.00	0.33
			$3,084,493	$3,109,092		0.61%

ClearBridge Variable Small Cap Growth Portfolio 2020 Annual Report	31

Notes to financial statements (cont’d)

10. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended December 31, was as follows:

	2020	2019
Distributions paid from:
Ordinary income	—	$145,928
Net long-term capital gains	$34,388,112	34,157,128
Total distributions paid	$34,388,112	$34,303,056

As of December 31, 2020, the components of distributable earnings (loss) on a tax basis were as follows:

Undistributed long-term capital gains — net	$10,538,150
Other book/tax temporary differences(a)	(36,876)
Unrealized appreciation (depreciation)(b)	256,978,860
Total distributable earnings (loss) — net	$267,480,134

(a)	Other book/tax temporary differences are attributable to the tax deferral of losses on straddles and book/tax differences in the timing of the deductibility of various expenses.
(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales.

11. Other matter

The outbreak of the respiratory illness COVID-19 (commonly referred to as “coronavirus”) has continued to rapidly spread around the world, causing considerable uncertainty for the global economy and financial markets. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The COVID-19 pandemic could adversely affect the value and liquidity of the Portfolio’s investments, impair the Portfolio’s ability to satisfy redemption requests, and negatively impact the Portfolio’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Portfolio by its service providers.

32	ClearBridge Variable Small Cap Growth Portfolio 2020 Annual Report

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Partners Variable Equity Trust and Shareholders of ClearBridge Variable Small Cap Growth Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of ClearBridge Variable Small Cap Growth Portfolio (one of the funds constituting Legg Mason Partners Variable Equity Trust, referred to hereafter as the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the four years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the four years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended December 31, 2016 and the financial highlights for the year then ended (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 16, 2017 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

February 12, 2021

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

ClearBridge Variable Small Cap Growth Portfolio 2020 Annual Report	33

Additional shareholder information (unaudited)

Results of special meeting of shareholders

On July 14, 2020 a special meeting of shareholders was held for the following purposes: 1) to approve a new management agreement between the Portfolio and its investment manager; and 2) to approve a new subadvisory agreement with respect to each of the Portfolio’s subadvisers. The following table provides the number of votes cast for or against, as well as the number of abstentions and broker non-votes as to each matter voted on at the special meeting of shareholders. Each item voted on was approved.

Item Voted On	Voted For	Voted Against	Abstentions	Broker Non-Votes
To Approve a New Management Agreement with Legg Mason Partners Fund Advisor, LLC	207,633,943.989	4,621,409.386	12,387,729.848	0
To Approve a New Subadvisory Agreement with ClearBridge Investments, LLC	204,907,440.438	4,738,637.262	14,997,005.523	0
To Approve a New Subadvisory Agreement with Western Asset Management Company, LLC	205,503,562.519	5,038,233.625	14,101,287.080	0

34	ClearBridge Variable Small Cap Growth Portfolio

Statement regarding liquidity risk management program (unaudited)

As required by law, the fund has adopted and implemented a liquidity risk management program (the “Program”) that is designed to assess and manage liquidity risk. Liquidity risk is the risk that the fund could not meet requests to redeem its shares without significant dilution of remaining investors’ interests in the fund. Legg Mason Partners Fund Advisor, LLC (the “Manager”), the fund’s manager, is the administrator of the Program. The Manager has established a liquidity risk management committee (the “Committee”) to administer the Program on a day-to-day basis.

The Committee, on behalf of the Manager, provided the fund’s Board of Trustees with a report that addressed the operation of the Program, assessed its adequacy and effectiveness of implementation, including, if applicable, the operation of any highly liquid investment minimum (“HLIM”), and described any material changes that had been made to the Program or were recommended (the “Report”). The Report covered the period from December 1, 2018 through December 31, 2019 (the “Reporting Period”).

The Report confirmed that there were no material changes to the Program during the Reporting Period and that no changes were recommended.

The Report also confirmed that, throughout the Reporting Period, the Committee had monitored the fund’s portfolio liquidity and liquidity risk on an ongoing basis, as described in the Program and in Board reporting throughout the Reporting Period.

The Report discussed the Committee’s annual review of the Program, which addressed, among other things, the following elements of the Program:

Assessment, Management, and Periodic Review of Liquidity Risk. The Committee reviewed the fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. The Committee noted that the fund’s investment strategy continues to be appropriate for an open-end fund, taking into account, among other things, whether and to what extent the fund held less liquid and illiquid assets and the extent to which any such investments affected the fund’s ability to meet redemption requests. In managing and reviewing the fund’s liquidity risk, the Committee also considered the extent to which the fund’s investment strategy involves a relatively concentrated portfolio or large positions in particular issuers, the extent to which the fund uses borrowing for investment purposes, and the extent to which the fund uses derivatives (including for hedging purposes). The Committee also reviewed the fund’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In assessing the fund’s cash flow projections, the Committee considered, among other factors, historical net redemption activity, redemption policies, ownership concentration, distribution channels, and the degree of certainty associated with the fund’s short-term and long-term cash flow projections. The Committee also considered the fund’s holdings of cash and cash equivalents, as well as borrowing arrangements and other

ClearBridge Variable Small Cap Growth Portfolio	35

Statement regarding liquidity risk management program

(unaudited) (cont’d)

funding sources, including, if applicable, the fund’s participation in a credit facility, as components of the fund’s ability to meet redemption requests.

Liquidity Classification. The Committee reviewed the Program’s liquidity classification methodology for categorizing the fund’s investments into one of four liquidity buckets. In reviewing the fund’s investments, the Committee considered, among other factors, whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the fund would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity.

Highly Liquid Investment Minimum. The Committee performed an analysis to determine whether the fund is required to maintain a Highly Liquid Investment Minimum, and determined that no such minimum is required because the fund primarily holds highly liquid investments.

Compliance with Limitation on Illiquid Investments. The Committee confirmed that during the Reporting Period, the fund did not acquire any illiquid investment such that, after the acquisition, the fund would have invested more than 15% of its assets in illiquid investments that are assets, in accordance with the Program and applicable SEC rules.

Redemptions in Kind. The Committee confirmed that no redemptions in-kind were effected by the fund during the Reporting Period.

The Report stated that the Committee concluded that the Program is reasonably designed and operated effectively to assess and manage the fund’s liquidity risk throughout the Reporting Period.

36	ClearBridge Variable Small Cap Growth Portfolio

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of ClearBridge Variable Small Cap Growth Portfolio (the “Portfolio”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Portfolio is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Portfolio at 1-877-721-1926.

Independent Trustees†

Paul R. Ades

Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during the past five years	None

Andrew L. Breech

Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during the past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during the past five years	None

Althea L. Duersten

Year of birth	1951
Position(s) with Trust	Trustee and Chair
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during the past five years	Retired (since 2011); formerly, Chief Investment Officer, North America, JPMorgan Chase (investment bank) and member of JPMorgan Executive Committee (2007 to 2011)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during the past five years	Non-Executive Director, Rokos Capital Management LLP (since 2019)

ClearBridge Variable Small Cap Growth Portfolio	37

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† (cont’d)

Stephen R. Gross

Year of birth	1947
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during the past five years	Chairman Emeritus (since 2011) and formerly, Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (1979 to 2011); Executive Director of Business Builders Team, LLC (since 2005); Principal, Gross Consulting Group, LLC (since 2011); CEO, Gross Capital Partners, LLC (since 2014); CEO, Trusted CFO Solutions, LLC (since 2011)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during the past five years	None

Susan M. Heilbron
Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during the past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); Senior Vice President, New York State Urban Development Corporation (1984 to 1986); Associate, Cravath, Swaine & Moore LLP (1980 to 1984) and (1977 to 1979)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during the past five years	Formerly, Director, Lincoln Savings Bank, FSB (1991 to 1994); Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); Director, Alexander’s Inc. (department store) (1987 to 1990)

Howard J. Johnson
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	From 1981 to 1998 and since 2000 (Chairman since 2013)
Principal occupation(s) during the past five years	Retired; formerly, Chief Executive Officer, Genesis Imaging LLC (technology company) (2003 to 2012)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during the past five years	None

38	ClearBridge Variable Small Cap Growth Portfolio

Independent Trustees† (cont’d)

Jerome H. Miller
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during the past five years	Retired; formerly, President, Shearson Lehman Asset Management (1991 to 1993), Vice Chairman, Shearson Lehman Hutton Inc. (1989 to 1992) and Senior Executive Vice President, E.F. Hutton Group Inc. (1986 to 1989)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during the past five years	None

Ken Miller
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during the past five years	None

Thomas F. Schlafly
Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Chairman, The Saint Louis Brewery, LLC (brewery) (since 2012); formerly, President, The Saint Louis Brewery, Inc. (1989 to 2012); Senior Counsel (since 2017) and formerly, Partner (2009 to 2016), Thompson Coburn LLP (law firm)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during the past five years	Director, CNB St. Louis Bank (since 2006)

ClearBridge Variable Small Cap Growth Portfolio	39

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Interested Trustee and Officer

Jane Trust, CFA[3]
Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Vice President, Fund Board Management, Franklin Templeton (since 2020); Officer and/or Trustee/Director of 147 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Managing Director (2018 to 2020) and Managing Director (2016 to 2018) of Legg Mason & Co., LLC (“Legg Mason & Co.”); Senior Vice President of LMPFA (2015)
Number of funds in fund complex overseen by Trustee	145
Other board memberships held by Trustee during the past five years	None

Additional Officers

Ted P. Becker Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Vice President, Global Compliance of Franklin Templeton (since 2020); Chief Compliance Officer of LMPFA (since 2006); Chief Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Director of Global Compliance at Legg Mason, Inc. (2006 to 2020); Managing Director of Compliance of Legg Mason & Co. (2005 to 2020)

Susan Kerr Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Senior Compliance Analyst, Franklin Templeton (since 2020); Chief Anti-Money Laundering Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer (since 2012), Senior Compliance Officer (since 2011) and Assistant Vice President (since 2010) of Legg Mason Investor Services, LLC (“LMIS”); formerly, Assistant Vice President of Legg Mason & Co. (2010 to 2020)

40	ClearBridge Variable Small Cap Growth Portfolio

Additional Officers (cont’d)

Jenna Bailey Franklin Templeton 100 First Stamford Place, 5th Floor, Stamford, CT 06902
Year of birth	1978
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Compliance Analyst of Franklin Templeton (since 2020); Identity Theft Prevention Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2015); formerly, Compliance Officer of Legg Mason & Co. (2013 to 2020); Assistant Vice President of Legg Mason & Co. (2011 to 2020)

Marc A. De Oliveira* Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1971
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Associate General Counsel of Franklin Templeton (since 2020); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Managing Director (2016 to 2020) and Associate General Counsel of Legg Mason & Co. (2005 to 2020)

Thomas C. Mandia Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Senior Associate General Counsel of Franklin Templeton (since 2020); Secretary of LMPFA (since 2006); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers); formerly, Managing Director and Deputy General Counsel of Legg Mason & Co. (2005 to 2020)

ClearBridge Variable Small Cap Growth Portfolio	41

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers (cont’d)

Christopher Berarducci Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018
Year of birth	1974
Position(s) with Trust	Treasurer and Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2014 and 2019
Principal occupation(s) during the past five years	Vice President, Fund Administration and Reporting, Franklin Templeton (since 2020); Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain funds associated with Legg Mason & Co. or its affiliates; formerly, Managing Director (2020), Director (2015 to 2020), and Vice President (2011 to 2015) of Legg Mason & Co.

Jeanne M. Kelly Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	U.S. Fund Board Team Manager, Franklin Templeton (since 2020); Senior Vice President of certain funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); formerly, Managing Director of Legg Mason & Co. (2005 to 2020); Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Portfolio within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

*	Effective August 6, 2020, Mr. De Oliveira became Secretary and Chief Legal Officer.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Portfolio, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

42	ClearBridge Variable Small Cap Growth Portfolio

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2020:

Record date:	6/17/2020	12/10/2020
Payable date:	6/18/2020	12/11/2020
Long-Term Capital Gain Dividend	$0.330620	$2.289000

ClearBridge Variable Small Cap Growth Portfolio	43

ClearBridge

Variable Small Cap Growth Portfolio

Trustees

Paul R. Ades

Andrew L. Breech

Althea L. Duersten

Chair

Stephen R. Gross

Susan M. Heilbron

Howard J. Johnson

Jerome H. Miller

Ken Miller

Thomas F. Schlafly

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

ClearBridge Investments, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

The Bank of New York Mellon

Transfer agent

BNY Mellon Investment

Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

ClearBridge Variable Small Cap Growth Portfolio

The Portfolio is a separate investment series of Legg Mason Partners Variable Equity Trust, a Maryland statutory trust.

ClearBridge Variable Small Cap Growth Portfolio

Legg Mason Funds

620 Eighth Avenue, 47th Floor

New York, NY 10018

The Portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Portfolio’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Portfolio at 1-877-721-1926.

Information on how the Portfolio voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Portfolio uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Portfolio at 1-877-721-1926, (2) at www.leggmason.com/variablefunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of ClearBridge Variable Small Cap Growth Portfolio. This report is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by a current prospectus.

Investors should consider the Portfolio’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Portfolio. Please read the prospectus carefully before investing.

www.leggmason.com

© 2021 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identity verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law.

The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform. The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary, so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2018

Legg Mason California Consumer Privacy Act Policy

Although much of the personal information we collect is “nonpublic personal information” subject to federal law, residents of California may, in certain circumstances, have additional rights under the California Consumer Privacy Act (“CCPA”). For example, if you are a broker,

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

dealer, agent, fiduciary, or representative acting by or on behalf of, or for, the account of any other person(s) or household, or a financial advisor, or if you have otherwise provided personal information to us separate from the relationship we have with personal investors, the provisions of this Privacy Policy apply to your personal information (as defined by the CCPA).

•

In addition to the provisions of the Legg Mason Funds Security and Privacy Notice, you may have the right to know the categories and specific pieces of personal information we have collected about you.

•	You also have the right to request the deletion of the personal information collected or maintained by the Funds.

If you wish to exercise any of the rights you have in respect of your personal information, you should advise the Funds by contacting them as set forth below. The rights noted above are subject to our other legal and regulatory obligations and any exemptions under the CCPA. You may designate an authorized agent to make a rights request on your behalf, subject to the identification process described below. We do not discriminate based on requests for information related to our use of your personal information, and you have the right not to receive discriminatory treatment related to the exercise of your privacy rights.

We may request information from you in order to verify your identity or authority in making such a request. If you have appointed an authorized agent to make a request on your behalf, or you are an authorized agent making such a request (such as a power of attorney or other written permission), this process may include providing a password/passcode, a copy of government issued identification, affidavit or other applicable documentation, i.e. written permission. We may require you to verify your identity directly even when using an authorized agent, unless a power of attorney has been provided. We reserve the right to deny a request submitted by an agent if suitable and appropriate proof is not provided.

For the 12-month period prior to the date of this Privacy Policy, the Legg Mason Funds have not sold any of your personal information; nor do we have any plans to do so in the future.

Contact Information

Address: Data Privacy Officer, 100 International Dr., Baltimore, MD 21202

Email: DataProtectionOfficer@franklintempleton.com

Phone: 1-800-396-4748

Revised October 2020

NOT PART OF THE ANNUAL REPORT

www.leggmason.com

© 2021 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD04119 2/21 SR21-4075

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Stephen R. Gross as the Audit Committee’s financial expert Stephen R. Gross is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2019 and December 31, 2020 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $296,402 in December 31, 2019 and $379,280 in December 31, 2020.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in December 31, 2019 and $0 in December 31, 2020.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in December 31, 2019 and $0 in December 31, 2020. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Variable Equity Trust., were $0 in December 31, 2019 and $0 in December 31, 2020

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Variable Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Variable Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for December 31, 2019 and December 31, 2020; Tax Fees were 100% and 100% for December 31, 2019 and December 31, 2020; and Other Fees were 100% and 100% for December 31, 2019 and December 31, 2020.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Variable Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Variable Equity Trust during the reporting period were $544,232 in December 31, 2019 and $674,925 in December 31, 2020.

(h) Yes. Legg Mason Partners Variable Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Variable Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Althea L. Duersten

Stephen R. Gross

Susan M. Heilbron

Howard J. Johnson

Jerome H. Miller

Ken Miller

Thomas F. Schlafly

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Variable Equity Trust

By:	/s/Jane Trust
Jane Trust
Chief Executive Officer

Date:	February 19, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Jane Trust
Jane Trust
Chief Executive Officer

Date:	February 19, 2021

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date:	February 19, 2021